Exhibit (o) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of EDWARD JONES TAX-FREE MONEY MARKET FUND and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ JOHN F. DONAHUE                 Chairman and Trustee      January 10, 2001
---------------------------------
John F. Donahue                       (Chief Executive Officer)




/S/ RICHARD B. FISHER               President                 January 10, 2001
---------------------------------
Richard B. Fisher

/S/ J. CHRISTOPHER DONAHUE          Executive Vice President  January 10, 2001
---------------------------------
J. Christopher Donahue              and Trustee




/S/ RICHARD J. THOMAS               Treasurer                 January 10, 2001
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                       Accounting Officer)




/S/ THOMAS G. BIGLEY                Trustee                   January 10, 2001
---------------------------------
Thomas G. Bigley

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/S/ JOHN T. CONROY, JR.             Trustee                   January 10, 2001
---------------------------------
John T. Conroy, Jr.




/S/ NICHOLAS P. CONSTANTAKIS        Trustee                   January 10, 2001
---------------------------------
Nicholas P. Constantakis

/S/ JOHN F. CUNNINGHAM              Trustee                   January 10, 2001
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.         Trustee                   January 10, 2001
---------------------------------
Lawrence D. Ellis, M.D.





/S/ PETER E. MADDEN                 Trustee                   January 10, 2001
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.       Trustee                   January 10, 2001
---------------------------------
Charles F. Mansfield, Jr.





/S/ JOHN E. MURRAY, JR.             Trustee                   January 10, 2001
---------------------------------
John E. Murray, Jr.





/S/ MARJORIE P. SMUTS               Trustee                   January 10, 2001
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                   Trustee                   January 10, 2001
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 10th day of January, 2001




/S/ JANICE L. VANDENBERG
---------------------------------
Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002
Member, Pennsylvania Association of Notaries